Income Tax	12 Months Ended
Jun. 30, 2025
Income Tax [Abstract]
INCOME TAX

10. INCOME TAX

Cayman Islands

The Cayman Islands currently levy no taxes on individuals or corporations based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to the Beta FinTech levied by the Government of the Cayman Islands save for certain stamp duties which may be applicable, from time to time, on certain instruments.

British Virgin Islands

Ascent BVI, Beta BVI and, Beta Hengrui are incorporated in the BVI and are not subject to tax on income or capital gains under current BVI law. In addition, upon payments of dividends by these entities to their shareholders, no BVI withholding tax will be imposed.

Delaware

Beta US is subject to a combined statutory income tax rate of approximately 29.7%, which is comprised of a 21% U.S. federal income tax rate and an estimated 8.7% corporate income tax rate.

Hong Kong

Beta International is incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. From year of assessment of 2019/2020 onwards, Hong Kong profits tax rates are 8.25% on assessable profits up to HKD2 million (approximately US$255,787), and 16.5% on any part of assessable profits over HKD2 million (approximately US$255,787). Under Hong Kong tax law, the above-mentioned Hong Kong company is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

For the years ended June 30, 2025 and 2024, the Company generated substantially all of its taxable income in the Hong Kong and BVI. The tax expenses recorded in the Company’s result of operations are almost entirely attributable to income earned in Hong Kong. Should the Company’s operations expand or change in the future, where the Company generates taxable income in other jurisdictions, the Company’s effective tax rates may substantially change.

Taxation in the consolidated statements of income represents:

	For the years ended June 30,
	2025	2024
	US$	US$
Hong Kong profits tax provision for the year:
Current	—	—
Deferred	156,390	160,107
Total income tax expense	156,390	160,107

The following table reconciles the statutory rate to the Company’s effective tax rate:

	For the years ended June 30,
	2025	2024
Statutory tax rate of Beta FinTech incorporated in Cayman Islands	0.0%	0.0%
Statutory tax rate of the entities incorporated in BVI	0.0%	0.0%
Effect of tax rate of the entity incorporated in Delaware	0.0%	0.0%
Hong Kong statutory income tax rate	16.5%	16.5%
Permanent differences – non-taxable bank interest income	(6.7)%	(3.2)%
Effective tax rate	9.8%	13.3%

Deferred tax

Significant components of the deferred tax assets are presented below:

	As of June 30,
	2025	2024
	US$	US$
Deferred tax assets:
Net operating losses carry forwards	44,858	205,285
Deferred tax assets	44,858	205,285
Less: valuation allowance	—	—
Total deferred tax assets, net	44,858	205,285

The Company evaluated the recoverable amounts of deferred tax assets to the extent that future taxable profits will be available against which the net operating losses can be utilized. The carry forward of tax losses in Hong Kong generally has no time limit. As of June 30, 2024, the Company recognized deferred tax assets $205,285, and $156,390 was utilized during the year ended June 30, 2025. The remaining deferred tax assets of $44,858 are available to offset future taxable income.

Significant components of the deferred tax liabilities are presented below:

	As of June 30,
	2025	2024
	US$	US$
Deferred tax liabilities:
Accelerated amortization	4,963	9,169
Total deferred tax liabilities	4,963	9,169